NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth Fund
American Funds NVIT Growth-Income Fund

Supplement dated January 12, 2017
to the Statement of Additional Information dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

Effective immediately, the SAI is amended as follows:

1.	The following supplements the information in the section entitled "Foreign Securities" in the SAI:

Investing through Stock Connect. A Master Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the "Exchanges") through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, "Stock Connect"). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the Master Fund's rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the fund may experience delays in transacting via Stock Connect. A Master Fund's shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

2.	The following supplements the information in the section entitled "PORTFOLIO MANAGER FUND HOLDINGS AND MANAGEMENT OF OTHER ACCOUNTS" in APPENDIX C of the SAI:

MANAGEMENT OF OTHER ACCOUNTS

Portfolio Manager	Number of Other Registered Investment Companies (RICs) of which Portfolio Manager is a Manager (Assets of RICs in Billions)[1]		Number of Other Pooled Investment Vehicles (PIVs) for which Portfolio Manager is a Manager (Assets of PIVs in Billions)[2]		Number of Other Accounts of which Portfolio Manager is a Manager (Assets of Other Accounts in Billions)[3]
Bond Fund
Pramod Atluri*	1	$31.8	None		None
David A. Hoag	5	$124.3	None		None
Global Growth Fund
Patrice Collette	1	$10.0	1	$0.22	None
Isabelle de Wismes	1	$60.0	1	$0.22	None
Paul Flynn*	2	$100.5	2	$0.27	None
Jonathan Knowles	4	$232.4	None		None
*Information is as of November 30, 2016.

3.	All references to, and information regarding, David C. Barclay and Thomas H. Hogh in the SAI as they relate solely to the American Funds NVIT Bond Fund are hereby deleted in their entirety.

4.	All references to, and information regarding, Galen Hoskin in the SAI as they relate solely to the American Funds NVIT Global Growth Fund are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE